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                                                                   Exhibit 10.16


$103,503.50                                         Seattle, Washington
-----------                                         December 16, 1998


                                PROMISSORY NOTE

1.  Promise to Pay

       FOR VALUE RECEIVED, the undersigned, JOHN F. CLIFFORD, an individual resident of Washington ("Borrower") promises to pay to PROCYTE CORPORATION, a Washington Corporation ("Lender"), at P.O. Box 808, Redmond, Washington 98073-0808 c/o the Chief Financial Officer, or such other place as Lender may from time to time designate in writing, in legal tender of the United States of America, the principal sum of One Hundred Three Thousand Five Hundred Three and Fifty / One Hundredths Dollars ($103,503.50), together with interest thereon, all as hereinafter provided and upon the following terms and conditions.

2.  Interest Rate

      This Note shall bear interest from the date hereof at the rate of Four and Twenty Eight One Hundredth percent (4.28%) compounded semiannually.

3.  Payments

     The entire unpaid principal balance of this Note and all accrued and unpaid interest shall be due and payable in full on June 30, 2002 (the "Due Date"). Borrower may prepay this Note at any time without penalty.

4.  Business Purpose

     Borrower hereby represents and warrants to Lender that the proceeds of this Note shall be used by him exclusively for business and commercial purposes, and that none of the proceeds of this Note shall be used by Borrower for personal, family or household purposes.

5.  Security

     This Note is unsecured.

6.  Default

     Borrower's failure to pay the full unpaid principal and accrued interest of this Note on the Due Date, or any default by Borrower in the observance or performance of any term, covenant or provision under any instrument evidencing this debt ("Default") shall, without notice, at the option of Lender, cause all of the unpaid principal of this Note, and interest accrued thereon, to become immediately due and payable, anything herein to the contrary notwithstanding. Failure to exercise this option, or any other right Lender may have, shall not constitute a waiver of the right to exercise such option or any other right in the event of any subsequent Default.

     Upon Default, this Note shall bear interest from the date of the Default at the rate of eight percent (8%) per annum ("Default Rate"). After the entire principal amount of the loan evidenced hereby shall have been due and payable, whether by acceleration, at maturity or otherwise, this Note shall bear interest at the Default Rate.
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7.  Collection Costs and Expenses

     Borrower shall be liable for all costs, expenses and fees incurred by Lender in connection with compelling payment of this Note, including, without limitation reasonable attorney's fees and costs for legal services incurred by Lender. Any judgment recovered by Lender shall bear interest at the Default Rate, not to exceed the highest rate then permitted by law on such a judgment.

8.  Waiver of Presentment

     Borrower hereby waives demand, presentment for payment and notice of nonpayment, and specifically consents to and waives notice of any renewals or extensions of this Note, and agrees that any such action by Lender shall not affect the liability of Borrower or any persons liable or to become liable on this Note. Such consent shall not alter or diminish the liability of any person or the enforceability of this Note. This Note shall bind Borrower and his successors and assigns, jointly and severally.

9.  Maximum Interest

     This Note shall not require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

10.  Governing Law and Jurisdiction and Venue

     This Note is to be governed by the laws of the State of Washington. Venue of any action hereunder shall like exclusively in state court located in King County, Washington.

     DATED as of the day and year first above written.

                                             BORROWER:


                                              /s/ John F. Clifford
                                             _________________________
                                             John F. Clifford

Acknowledged by:

ProCyte Corporation


      /s/ Jerry Scott
By   ______________________________
        Jerry Scott
        Its Chief Financial Officer